CUSIP No. 097488100	13G/A	Page 27 of 29

Exhibit 1

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

January 29, 2019 Date

Advent International GPE VI Limited Partnership

Advent International GPE VI-A Limited Partnership

Advent International GPE VI-B Limited Partnership

Advent International GPE VI-F Limited Partnership

Advent International GPE VI-G Limited Partnership

By: GPE VI GP Limited Partnership, General Partner

By: Advent International LLC, General Partner

By: Advent International Corporation, Manager

By: Bryan Dornfried, Authorized Signatory

/s/ Bryan Dornfried, Attorney-in-Fact
Signature

Advent International GPE VI-C Limited Partnership

Advent International GPE VI-D Limited Partnership

Advent International GPE VI-E Limited Partnership

By: GPE VI GP (Delaware) Limited Partnership, General Partner

By: Advent International LLC, General Partner

By: Advent International Corporation, Manager

By: Bryan Dornfried, Authorized Signatory

/s/ Bryan Dornfried, Attorney-in-Fact
Signature

Advent Partners GPE VI 2008 Limited Partnership

Advent Partners GPE VI 2009 Limited Partnership

Advent Partners GPE VI 2010 Limited Partnership

Advent Partners GPE VI – A Limited Partnership

Advent Partners GPE VI – A 2010 Limited Partnership

By: Advent International LLC, General Partner

By: Advent International Corporation, Manager

By: Bryan Dornfried, Authorized Signatory

/s/ Bryan Dornfried, Attorney-in-Fact
Signature

GPE VI GP Limited Partnership By: Advent International LLC, General Partner By: Advent International Corporation, Manager By: Bryan Dornfried, Authorized Signatory

/s/ Bryan Dornfried, Attorney-in-Fact
Signature

CUSIP No. 097488100	13G/A	Page 28 of 29

GPE VI GP (Delaware) Limited Partnership By: Advent International LLC, General Partner By: Advent International Corporation, Manager By: Bryan Dornfried, Authorized Signatory

/s/ Bryan Dornfried, Attorney-in-Fact
Signature

Advent International LLC By: Advent International Corporation, Manager By: Bryan Dornfried, Authorized Signatory

/s/ Bryan Dornfried, Attorney-in-Fact
Signature

Advent International Corporation By: Bryan Dornfried, Authorized Signatory

/s/ Bryan Dornfried, Attorney-in-Fact
Signature

Advent-Bojangles’ Acquisition Limited Partnership By: Advent-Bojangles’ GP LLC, General Partner By: Michael Ristaino, President

Michael Ristaino
Signature

Advent-Bojangles’ GP LLC By: Michael Ristaino, President

/s/ Michael Ristaino
Signature